1 April 25, 2012 Exhibit 99.2

Forward Looking Statement
Statements contained in this investor presentation that refer to Watson's estimated or anticipated future results or other non-
historical facts are forward-looking statements that reflect Watson's current perspective of existing trends and information as of the date of this presentation.  For instance, the statements in this investor presentation relating to expected or anticipated benefits of the Actavis acquisition, the future financial performance of the combined company, cost synergies, future tax rates, the pay down of debt obligations, and the closing of the transaction are forward-looking statements.  It is important to note that
Watson's goals and expectations are not predictions of actual performance.   Actual results may differ materially from Watson's
current expectations depending upon a number of factors affecting Watson's business, Actavis’ business and risks associated with acquisition transactions.  These factors include, among others, the inherent uncertainty associated with financial projections; successful close and subsequent integration of the Actavis acquisition and the ability to recognize the anticipated synergies and benefits of the Actavis acquisition; the anticipated size of the markets and continued demand for the Watson’s and Actavis’ products; the impact of competitive products and pricing; the receipt of required regulatory approvals for the transaction (including the approval of antitrust authorities necessary to complete the acquisition); access to available financing
(including financing for the acquisition) on a timely basis and on reasonable terms; risks of fluctuations in foreign currency exchange rates; the risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance; the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; periodic dependence on a small number of products for a material source of net revenue or income;
variability of trade buying patterns; changes in generally accepted accounting principles; risks that the carrying values of assets may be negatively impacted by future events and circumstances; the timing and success of product launches; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; market acceptance of and continued demand for Watson's and Actavis’ products; costs and efforts to defend or enforce intellectual property rights; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials;
successful compliance with governmental regulations applicable to Watson's and Actavis’  facilities, products and/or businesses; changes in the laws and regulations, affecting among other things, pricing and reimbursement of pharmaceutical products; and such other risks and uncertainties detailed in Watson's periodic public filings with the Securities and Exchange
Commission, including but not limited to Watson's Annual Report on form 10-K for the year ended December 31, 2011. Except as expressly required by law, Watson disclaims any intent or obligation to update these forward-looking statements.
All trademarks are the property of their respective owners.

3 3
A Powerful Global Combination
Anticipated Transaction Benefits
• Creates 3
rd
largest global generics company
• ~$8.0 billion projected 2012 pro forma combined revenue
• Accelerates revenue and earnings growth
• Significantly accretive to non-GAAP earnings
• Rapid pay-down of debt from strong combined cash flow
• $300+ million annual synergies within 3 years
+

•
Proposed Acquisition and Rationale –
Paul Bisaro
• Actavis and Combined Markets Overview –
Siggi Olafsson
• Operations Overview –
Bob Stewart
• Transaction Overview & Pro Forma –
Todd Joyce
• Next Steps & Summary –
Paul Bisaro
Agenda

€4.25 billion cash upfront
Actavis stakeholders could also receive additional
consideration, contingent upon Actavis’ achievement of
certain 2012 performance targets
The contingent payment, if fully earned, would result in the delivery of up to 5.5 million shares of Watson common stock in
2013
Valued during negotiations at €250 million, based on a per
share price of $60, using a EUR/USD exchange rate of 1.32
Transaction Terms
•
•
•
•

Commercially Compelling
Strengthened commercial position
– 10% combined market share in U.S.
– Top 3 in 11 markets, Top 5 in 15 markets
Diversifies generic revenue to ~40% outside U.S.
Significantly increases scale of Watson’s ex-U.S. Generics
business
New high-growth markets:
– Russia, Bulgaria, Romania, Turkey and Indonesia
Improved
Global
Commercial
Position
Strengthens U.S. First-to-File opportunities
Gain strong position in generic oncology injectables
– Hospital sales infrastructure in key markets
Expands U.S. semi-solids and liquids capability
Expands global OTC presence
Broader
Product Line
All estimates based on anticipated 2012  pro forma results
•
•
•
•
•
•
•
•

Financially Compelling
• $300+ million in synergies by year 3
• Additional potential tax synergies provide long-term benefit
• Leverage Watson products in expanded global footprint
Benefits of
Synergies
• ~$8.0 billion pro forma combined revenue in 2012
• Immediately accretive to non-GAAP earnings
• Greater than 30% accretive to 2013 Watson non-GAAP EPS
• Substantial free cash flow to achieve debt to Adjusted EBITDA of
~2.0x by 2014
• Combined projected non-GAAP tax rate of ~28%
Financial
Benefits

Expanded Global Management
And Additional Capabilities
Exceptionally strong combined global management team
Extensive experience in integration resulting from historical growth through acquisition by both Watson and Actavis
Expands Global
Management
Team
Acquisition of Medis significantly broadens out-licensing portfolio
– 180+ products and numerous dossiers
Additional CRO capability in India
New U.S. brand product; additional biosimilar opportunities
Expands 3
Party Business;
Additional
Benefits
•
•
•
•
•
rd

Increases Leadership Position
15. Apotex 1.3
14. Fresenius 1.3
13. Cipla 1.3
12. Dr. Reddy’s
1.4
11. Sun Pharma 1.6
10. STADA Arzneimittel 1.6
9. Aspen Pharmacare 1.8
8. Ranbaxy Laboratories 1.9
7. Hospira 2.2
6. Actavis 2.3
5. Sanofi 2.4
4. Watson 3.4
3. Mylan 5.6
2. Sandoz 8.6
1. Teva
10.2
Watson/Actavis 5.7
2011
Worldwide generic sales, USD Billion
Source: Watson /Actavis data are as reported; Evaluate Pharma for all others.

Evolution to Global Generics
Leadership
• Diversified existing
branded/generic product
mix in favor of generics
• Expanded into new
niche therapeutic
category – nephrology
• Added controlled release
technology
• Bolstered generic and
branded portfolios
• Expanded into generics
distribution with Anda
• First step toward
global expansion
• Provided
biologic/biosimilar
technology base
• Gained significant  3
party marketing and
distribution capabilities in
key European markets
• State-of-the-art European
manufacturing facility
• Expanded branded,
generic and OTC
presence in the Asia-
Pacific region
• Strong scalable
regional sales and
marketing force
$0.8 B $2.0 B $2.8 B $4.6 B $5.4 B
•Creates 3
largest global gx
company
•~10% market
share in U.S.
2000 2006 2009 2011 2012
Note: Historical revenue shown as reported.
(1)    Pro Forma for Actavis.
~$8.0
(1)
B
Close/ Close + 2Y
2.1x / 1.2x
Close/ Close + 2Y
3.4x / 1.7x
Close/ Close + 2Y
2.1x / 0.9x
Close/ Close + 2Y
~3.8x / ~2.0x
Watson has successfully integrated acquisitions over time and has de-levered rapidly rd
rd

Agenda
Proposed Acquisition and Rationale –
Paul Bisaro
Actavis and Combined Markets Overview –
Siggi Olafsson
Operations Overview –
Bob Stewart
Transaction Overview & Pro Forma –
Todd Joyce
Synergies, Growth, Next Steps & Summary –
Paul Bisaro
•
•
•
•
•

Actavis 2011
Actavis:
A Growing Standalone Business
• Leading global generics player
•
• 40+ countries
• Over 1,000 products
• ~300 projects in the pipeline
• 22 billion tablets/capsules manufactured 2011
• 10,000+ employees
Source: Actavis management
$2.5 billion
in sales 2011

13 13
Actavis Long-Term Growth
2011
$2.5B
2010
$2.3B
Revenues
2011
2010
Adjusted EBITDA
(1)
7%
12%
Continued comparable Revenue and
Adjusted EBITDA growth projected over next 3 years
$406M
$362M
(1) Represents EBITDA as adjusted for certain items as defined under Actavis’ credit agreement with the company’s lenders.These items include charges for AWP (average wholesale price) and other litigation settlements, restructuring costs and other items as well as the expensing of capitalized research and development and related legal
expenses.These amounts assume a EUR/USD exchange rate of 1.330. All figures in millions USD.

Actavis Diversified Market Presence
Geographical sales split 2011A - $2.5 Billion Revenues
Actavis Top 10
Markets By Revenue
1 US
2 UK
3 Russia
4 Romania
5 Germany
6 Bulgaria
7 Turkey
8 Sweden
9 Denmark
10 Serbia
Americas
MENA
& AP
MEDIS (Third-Party)
Central &
Eastern Europe
29%
5%
12%
Note: Assumes EUR/USD exchange rate of 1.330 . All figures in millions USD.
Western
Europe

15 15
Stronger Combined Global Presence
Actavis Leadership Watson Leadership
Combined Presence
Diversifies Generics business through stronger presence in established Western
European markets, entry into emerging Central European and Russian markets

Actavis R&D Pipeline Overview
Source: Actavis management.
(1) Projects are not corresponding to molecules.
(2) Current filed projects calculated per own developed file only (not per country and no in-licensing), corresponds to 70 (USA) and 240+ (ex-USA)
product launches.
315 Total Projects in Pipeline
2012E R&D Spend of ~$200 million
R&D
Projects
(1)
Filed
Projects
(2)
In-
Licensing
Total
Pipeline
U.S. 73 70 22 165
Ex-U.S. 57 41 52 150
Total 130 111 74 315

17 Stronger U.S. Combined Pipeline Source: Company Reports + 250+ products marketed Combined 10% U.S. Market Share More than 180 ANDAs on file – 45 First-to-Files – 30 Exclusive First-to-Files • • •

18 First-to-Files in the U.S. Source: Company Reports 177 180 173 72 165 41 47 Total ANDAs on File Teva Watson/Actavis Mylan Par Sandoz Apotex Impax 77 45 42 23 13 11 9 0 10 20 30 40 50 60 70 80 90

Expands existing market presence;
Doubles global reach into new markets of higher growth
• #2 in UK
• Expanding product
offering and pipeline
• Improved cost of goods
• #11 in Russia
• Fastest growing market
• Key revenue driving
market
• #1 Norway, Sweden,
Iceland
• #3 Denmark, #5 Finland
• Solid markets, large
combined portfolio of
products
Stronger in Key Ex-US Markets
• #5 in Australia
• ~14% market share
• Strong brands including
OTC, distributed brands,
Dermatology and Skin
Care products

Agenda
Agenda
Proposed Acquisition and Rationale –
Paul Bisaro
Actavis and Combined Markets Overview –
Siggi Olafsson
Operations Overview –
Bob Stewart
Transaction Overview & Pro Forma –
Todd Joyce
Next Steps & Summary –
Paul Bisaro
•
•
•
•
•

21 21
Complementary Manufacturing
Technology Capabilities
Combined Watson/Actavis manufacturing:
– Increases solid oral dosage capacity by 22 billion dosages
– Adds multiple plants with injectables capability (vials, ampules, pre-filled syringes, lyophilization)
– Adds multiple plants with liquids and semi-solid capability (both
OTC and Rx)
– Diversifies low-cost manufacturing options (e.g., Bulgaria, Serbia, and Indonesia)
•

• Malta
• Iceland
• Bulgaria: Dupnitza
• India: Alathur
• US: Elizabeth
• UK: Barnstaple
• Russia: Podolsk
• China: Foshan
• Indonesia: Jakarta
• Serbia: Leskovac
• Romania:
Bucharest (oncology)
• Italy:
Nerviano (oncology)
• Bulgaria:
Troyan (SSL)
• USA:
Lincolnton, NC (SSL)
• India:
API  pilot plant
Launch Sites High Volume Sites
Regional Sites
Specialized Sites
• All sites comply with applicable
GMP standards
• Adds 22 Billion dosage capacity
Actavis Manufacturing Network

23 23 Actavis’ R&D Network Adds FTFs, Injectables, Oncology

Agenda
Agenda
• Proposed Acquisition and Rationale –
Paul Bisaro
• Actavis and Combined Markets Overview –
Siggi Olafsson
• Operations Overview –
Bob Stewart
•
Transaction Overview & Pro Forma –
Todd Joyce
• Synergies, Growth, Next Steps & Summary –
Paul Bisaro

•
€4.25 billion cash upfront
• Actavis stakeholders could also receive additional
consideration, contingent upon Actavis’ achievement of
certain 2012 performance targets
• The contingent payment, if fully earned, would result in the delivery of up to 5.5 million shares of Watson common stock in
2013
• Valued during negotiations at €250 million, based on a per share price of $60, using a EUR/USD exchange rate of 1.32
Transaction Terms

Received bridge commitments for up to $6 billion
Expect to put permanent financing in place prior to
close
Combination of term loan and senior unsecured notes
Strong free cash flow generation to enable rapid debt
pay-down
Leverage expected to be below 3.0x in 2013 and ~2.0x in
2014
Financing in Place
—
—
•
•
•

27 Expect to maintain investment grade rating status from all agencies Maintain Investment Grade Rating

____________________
Note: Assumes EUR/USD exchange rate of 1.330.
(1) Includes revenue from Specifar since May 25, 2011.
Acquisition Builds Scale,
Enhances Diversification
Third-
Party
Distribution
U.S.
Generics
62%
Branded
17%
Third-
Party
31%
U.S.
Generics
57%
Ex U.S.
Generics
Third-
Party
27%
Distribution
U.S.
Generics
51%
Branded
11%
Ex U.S.
Generics
6%
5%
12%
1%
10%
10%
Ex U.S.
Generics
Revenue = $2.5 B Revenue
(1)
= $4.6 B Revenue = $7.0 B
Watson 2011A
Watson 2011A
Actavis 2011A
Actavis 2011A
Watson PF for Actavis
Watson PF for Actavis

2011 Key Financials
Watson Actavis
Revenue $4,584 $2,454
Adjusted Gross Margin
(1)
44% 49%
R&D Investment $295 $203
Adjusted EBITDA
(2)
$1,111 $406
($ In Millions)
($ In Millions)
(1) Represents (i) for Watson, gross margin calculated as  the sum of adjusted gross profit of the Watson reporting segments (Global Generics, Global Brands and Distribution) divided by total adjusted net revenue as reported in Watson’s earnings release dated February 14, 2012; and (ii) for Actavis, gross margin as adjusted for certain items including restructuring costs related to a plant closure and other restructuring activities.  Amounts for Actavis assume a EUR/USD exchange rate of 1.330.
(2) Represents (i) for Watson, adjusted EBITDA as reported in Watson’s earnings release dated February 14, 2012; and (ii) for Actavis, EBITDA as adjusted for certain items, as defined under Actavis’ credit agreement with the company’s lenders.  These items include charges for AWP (average wholesale price) and other litigation settlements, restructuring costs and other items as well as the expensing of capitalized research and development and related legal expenses.  Amounts for Actavis assume a
EUR/USD exchange rate of 1.330.

30 30
Summary of Acquisition Benefits
Transaction meets strategic objectives to expand
and diversify Global Generics business
• $300+ million in annual synergies within 3 years
• R&D synergies
• SG&A, manufacturing, corporate and purchasing synergies
Significant Synergies
Additional Upside
• Additional revenue synergies derived from product launches in new markets
• Longer-term manufacturing synergies through
Operational Excellence Initiatives
• Additional cash tax savings

Agenda
• Proposed Acquisition and Rationale –
Paul Bisaro
• Actavis and Combined Markets Overview –
Siggi Olafsson
• Operations Overview –
Bob Stewart
• Transaction Overview & Pro Forma –
Todd Joyce
•
Next Steps & Summary –
Paul Bisaro

Next Steps:
Transaction Timeline Post Announcement
• FTC/Hart-Scott-Rodino and ex-U.S. filings
• Secure permanent financing
• Complete integration planning and prepare to
implement immediately upon close
• Estimated transaction close – Q4 2012

Transaction Accelerates
Watson’s Long-term Growth
Growth Assumptions
Assumes deal close by year-end 2012 and full-year
2013 combined operations
Assumes risk-adjusted model for Actavis in-line with
Watson long-term forecasting methods
2013  More than 30% accretive to non-GAAP
EPS including synergies
2014  Accretion accelerates through organic
growth and further achievement of synergies
•
•

34 34
A Powerful Global Combination
Anticipated Transaction Benefits
Creates 3
rd
largest global generics company
~$8.0 billion projected 2012 pro forma combined revenue
Accelerates revenue and earnings growth
Significantly accretive to non-GAAP earnings
Rapid pay-down of debt from strong combined cash flow
$300+ million annual synergies within 3 years
•
•
•
•
•
•

35 NYSE: WPI